EXHIBIT 23.1
                                                       CONSENT OF HORWITZ & BEAM

                            CONSENT OF HORWITZ & BEAM

         We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-8 of our opinion dated April 21, 1997 relating to the registration of the Securities, as therein defined, of CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, which is attached as Exhibit 5 therein.

Dated: April 21, 1997                            HORWITZ & BEAM, INC.,
                                                 a California corporation

                                                 By:  /s/ LAWRENCE W. HORWITZ
                                                      -----------------------
                                                      Lawrence W. Horwitz
                                                 Its: Vice President